Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Spyglass Growth Fund
(the “Fund”),
a series of Manager Directed Portfolios the (“Trust”)

Supplement dated December 2, 2020 to the Fund’s Prospectus and
Statement of Additional Information (“SAI”), each dated April 30, 2020

On November 9, 2020, the Board of Trustees of the Trust approved a change in principal underwriter of the Fund.

Effective January 19, 2021, ALPS Distributors Inc. has replaced Quasar Distributors, LLC as the Fund’s principal underwriter. Accordingly, all references in the Prospectus and SAI to “Quasar Distributors, LLC” and “Quasar” as the Fund’s principal underwriter are hereby deleted and replaced with references to “ALPS Distributors Inc.” and “ALPS,” respectively, and all references to the Fund’s “distributor” or “underwriter” are deemed to be references to ALPS Distributors Inc. (“ALPS”). The address of ALPS is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

The date of this supplement is December 2, 2020.
Please retain this supplement for future reference.